Exhibit 21

Morgan Stanley

Subsidiaries List

As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Morgan Stanley	Delaware	1981
Bayfine DE LLC	Delaware	2000
Bayview Holding Ltd.	Cayman Islands	2000
Bayfine Cayman Ltd.	Cayman Islands	2000
Bayfine DE Inc.	Delaware	2000
Bayfine UK	England & Wales	2000
Bayfine UK Products	England & Wales	2000
Cauca LLC	Delaware	2002
Dean Witter Alliance Capital Corporation	Delaware	1993
Dean Witter Capital Corporation	Delaware	1987
DW Administrators Inc.	Delaware	1989
DW Window Coverings Holding, Inc.	Delaware	1988
Dean Witter Realty Inc.	Delaware	1982
Dean Witter Global Realty Inc.	Delaware	1995
Dean Witter Holding Corporation	Delaware	1983
Civic Center Leasing Corporation	Delaware	1983
Lee Leasing Corporation	Delaware	1982
Lewiston Leasing Corporation	Delaware	1983
Sartell Leasing Corporation	Delaware	1982
Dean Witter Leasing Corporation	Delaware	1982
Dean Witter Realty Credit Corporation	Delaware	1982
Dean Witter Realty Fourth Income Properties Inc.	Delaware	1986
Dean Witter Realty Growth Properties Inc.	Delaware	1985
Dean Witter Realty Income Associates I Inc.	Delaware	1983
Dean Witter Realty Income Associates II Inc.	Delaware	1984
Dean Witter Realty Income Properties I Inc.	Delaware	1983
Dean Witter Realty Income Properties II Inc.	Delaware	1984
Dean Witter Realty Income Properties III Inc.	Delaware	1985
Dean Witter Realty Yield Plus Assignor Inc.	Delaware	1987
Dean Witter Realty Yield Plus Inc.	Delaware	1987
Dean Witter Realty Yield Plus II Inc.	Delaware	1988
DW Arboretum Plaza Inc.	Delaware	1992
DW Bennington Property Inc.	Delaware	1993
DW Chesterbrook Investors Inc.	Delaware	1992
DW Duportail Investors Inc.	Delaware	1992
DW Greycoat Inc.	Delaware	1993
Green Orchard Inc.	Massachusetts	1991
LLJV Funding Corporation	Massachusetts	1984
Realty Management Services Inc.	Delaware	1982
Dean Witter Reynolds Venture Equities Inc.	Delaware	1981
Dean Witter Venture Management Inc.	Delaware	1986
Dean Witter Venture Inc.	Delaware	1993
Demeter Management Corporation	Delaware	1977
Early Adopter Fund Manager Inc.	Delaware	1999
FV-I, Inc.	Delaware	2001
Jolter Investments Inc.	Delaware	1989
Morgan Rundle Inc.	Delaware	1978
MR Ventures Inc.	Delaware	1982
Morgan Stanley & Co. Incorporated	Delaware	1969
Graystone Wealth Management Services LLC	Delaware	1999
Graystone Wealth Management Services LP	Delaware	TBD
Morgan Stanley Flexible Agreements Inc.	Delaware	1992
MS Securities Services Inc.	Delaware	1981
Prime Dealer Services Corp.	Delaware	1994
Morgan Stanley ABS Capital I Inc.	Delaware	1997
Morgan Stanley ABS Capital II Inc.	Delaware	1997
Morgan Stanley Advisory Partnership Inc.	Delaware	1985
Morgan Stanley Amanu LLC	Delaware	2002
Makatea JV Inc.	Delaware	2002
Morgan Stanley Moorea Inc.	Delaware	2002
Morgan Pinaki Limited	Cayman Islands	2002
Morgan Stanley Raraka Limited	Cayman Islands	2002
Morgan Stanley Tepoto Limited	Cayman Islands	2002

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List
As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Morgan Stanley Asset Funding Inc.	Delaware	1997
Morgan Stanley Atlas, Inc.	Delaware	2002
Morgan Stanley Baseball, Inc.	Delaware	1989
Morgan Stanley Biscay LLC	Delaware	2002
Morgan Stanley Plymouth Limited	Cayman Islands	2002
Morgan Stanley Viking LLC	Delaware	2002
Morgan Stanley Fastnet LLC	Delaware	2002
Morgan Stanley Humber LLC	Delaware	2002
Morgan Stanley Capital Group Inc.	Delaware	1984
Morgan Stanley Energy Development Corp.	Delaware	2002
MSDW Power Development Corp.	Delaware	2000
Dutchess Electric Facility, Inc.	Delaware	2002
Naniwa Energy LLC	Delaware	2000
Northwest Electric Development Corporation	Delaware	2001
Northwest Electric Generating Corporation	Delaware	2001
South Eastern Electric Development Corporation	Delaware	1998
South Eastern Energy Corporation	Delaware	1999
South Eastern Generating Corporation	Delaware	2000
Morgan Stanley Capital International Inc. *	Delaware	1998
Morgan Stanley Capital International Australia Pty Limited	Australia	2000
Morgan Stanley Capital International Limited	England & Wales	2000
Morgan Stanley Capital International S.A.	Switzerland	1998
Morgan Stanley Capital (Jersey) Limited	Jersey, Channel Is.	1987
Morgan Stanley Capital Management, LLC	Delaware	2002
Morgan Stanley Domestic Capital, Inc.	Delaware	2001
Morgan Stanley Bank	Utah	1990
NOVUS Credit Services Inc.	Delaware	1960
Bank of New Castle	Delaware	1988
Discover Card Limited	Gibraltar	1992
Discover Financial Services, Inc.	Delaware	1985
Discover Financial Services Insurance Agency, Inc.	Delaware	2002
Discover Services Corporation	Delaware	1990
Discover Bank	Delaware	1911
GTC Insurance Agency, Inc.	Delaware	1999
MWF Insurance Agency, Inc.	Delaware	1999
MWF Insurance Agency, Inc. of Alabama	Alabama	1999
Morgan Stanley Dean Witter Credit Corporation	Delaware	1969
NOVUS Receivables Financing Inc.	Delaware	1999
Morgan Stanley Dean Witter Credit Corporation of Iowa	Iowa	1977
Morgan Stanley Dean Witter Credit Corporation of Minnesota	Minnesota	1994
Morgan Stanley Dean Witter Credit Corporation of Pennsylvania	Pennsylvania	1967
Morgan Stanley Dean Witter Credit Corporation of Tennessee	Tennessee	1975
NOVUS Financial Corporation of Washington	Washington	1991
Discover Financial Services (Canada), Inc.	Canada	1985
SCFC Receivables Corp.	Delaware	1989
Discover Receivables Financing Corporation	Delaware	1989
SPS Transaction Services, Inc.	Delaware	1991
Morgan Stanley Capital Partners III, Inc.	Delaware	1993
Morgan Stanley Capital Services Inc.	Delaware	1985
Morgan Stanley Commercial Mortgage Capital, Inc.	Delaware	1994
Morgan Stanley Commodities Management Inc.	Delaware	1992
Morgan Stanley Credit Servicing Inc.	Delaware	2001
Morgan Stanley Dean Witter Capital I Inc.	Delaware	1985
Morgan Stanley Dean Witter Commercial Financial Services, Inc.	Delaware	2000
Morgan Stanley Dean Witter Equity Funding, Inc.	Delaware	1998
Morgan Stanley Dean Witter HK RAV IV, LLC	Delaware	1999
Morgan Stanley Dean Witter International Incorporated	Delaware	1978
Dean Witter Reynolds GmbH	Germany	1974
Dean Witter Reynolds (Hong Kong) Limited	Hong Kong	1979
Dean Witter Reynolds International, Inc.	Panama	1959
Dean Witter Reynolds (Geneva) S.A.	Switzerland	1991
Riverview International Inc.	Delaware	1998
Dean Witter International Ltd.	England & Wales	1988

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List
As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Dean Witter Capital Markets International Ltd. (U.K.)	England & Wales	1987
Dean Witter Futures Limited	England & Wales	1977
Dean Witter Reynolds Limited	England & Wales	1968
Dean Witter Reynolds International, S.A.	France	1979
Dean Witter Reynolds (Lausanne) S.A.	Switzerland	1973
Dean Witter Reynolds (Lugano) S.A.	Switzerland	1989
Dean Witter Reynolds S.p.A.	Italy	1978
Morgan Stanley Dean Witter Trust Company (Cayman) Ltd.	Cayman Islands	1998
Morgan Stanley Dean Witter Nominees Limited	Cayman Islands	1999
Tate Limited	Cayman Islands	1999
Morgan Stanley Dean Witter Mortgage Capital Inc.	New York	1984
Morgan Stanley Dean Witter Asset Capital Inc.	Delaware	2000
MS LIQ-I, Inc.	New York	2002
Morgan Stanley Municipal Funding Inc.	Delaware	1998
Morgan Stanley Dean Witter Principal Funding, Inc.	Delaware	1998
Morgan Stanley (Hungary) Limited (aka Morgan Stanley (Magyaroszág) Kft )	Hungary	2000
Morgan Stanley Dean Witter Wealth Management, Inc.	Delaware	1998
Morgan Stanley Derivative Products Inc.	Delaware	1994
Morgan Stanley Developing Country Debt II, Inc.	Delaware	1991
Morgan Stanley Distributors Inc.	Delaware	1992
Morgan Stanley DW Inc.	Delaware	1968
Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.	Massachusetts	1975
Dean Witter Reynolds Insurance Agency (Ohio) Inc.	Ohio	1977
Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.	Oklahoma	1976
Dean Witter Reynolds Insurance Agency (Texas) Inc.	Texas	1978
Dean Witter Reynolds Insurance Services (Alabama) Inc.	Alabama	1991
Dean Witter Reynolds Insurance Services (Arkansas) Inc.	Arkansas	1977
Dean Witter Reynolds Insurance Services (Illinois) Inc.	Illinois	1975
Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)	Puerto Rico	1987
Dean Witter Reynolds Insurance Services (Maine) Inc.	Maine	1995
Dean Witter Reynolds Insurance Services (Montana) Inc.	Montana	1977
Dean Witter Reynolds Insurance Services (New Hampshire) Inc.	New Hampshire	1977
Dean Witter Reynolds Insurance Services (South Dakota) Inc.	South Dakota	1977
Dean Witter Reynolds Insurance Services (Wyoming) Inc.	Wyoming	1977
Morgan Stanley Dean Witter Global Insurance Services Limited	Bermuda	2000
Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.	Arizona	1974
Morgan Stanley Dean Witter Insurance Services Inc.	Delaware	1972
Dean Witter Reynolds Insurance Agency (Indiana) Inc.	Indiana	1975
FD Insurance Services, Inc.	Delaware	1997
FD Insurance Services of Nevada, Inc.	Nevada	1997
FD Insurance Services of New Mexico, Inc.	New Mexico	1997
FD Insurance Services of Texas, Inc.	Texas	1997
Morgan Stanley Emerging Markets Inc.	Delaware	1990
Always Limited	Cayman Islands	2000
MSGHYLADD	Ireland	1999
Morgan Stanley Equity Finance Limited	England & Wales	1997
Morgan Stanley Equity Investors Inc.	Delaware	1988
Morgan Stanley Finance (Jersey) Limited	Jersey, Channel Is.	1990
Morgan Stanley Funding, Inc.	Delaware	1997
Morgan Stanley Funding Services Corporation	Delaware	2001
Morgan Stanley Futures and Currency Management Inc.	Delaware	1987
Morgan Stanley Global Emerging Markets, Inc.	Delaware	1996
Morgan Stanley International Incorporated	Delaware	1963
Morgan Stanley AB	Sweden	1999
Morgan Stanley Asia Holdings I Inc.	Delaware	1990
Morgan Stanley Asia Holdings II Inc.	Delaware	1990
Morgan Stanley Asia Holdings III Inc.	Delaware	1990
Morgan Stanley Asia Holdings IV Inc.	Delaware	1990
Morgan Stanley Asia Holdings V Inc.	Delaware	1990
Morgan Stanley Asia Holdings VI Inc.	Delaware	1990
Morgan Stanley Asia Pacific (Holdings) Limited	Cayman Islands	1995
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands	1995
Morgan Stanley Dean Witter (Singapore) Holdings Pte Ltd	Singapore	1999

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List

As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore	2000
Morgan Stanley Dean Witter Asia (Singapore) Pte	Singapore	1992
Morgan Stanley Dean Witter Capital Group (Singapore) Pte	Singapore	1990
Morgan Stanley Dean Witter Futures (Singapore) Pte	Singapore	1992
Morgan Stanley Dean Witter Private Equity (Asia) Pte Ltd	Singapore	1999
Morgan Stanley Investment Management Company	Singapore	1990
Morgan Stanley Dean Witter (Hong Kong) Holdings	Hong Kong	1998
Morgan Stanley Asia International Limited	Cayman Islands	1995
MSDW Asia Securities Products LLC	Cayman Islands	1995
Morgan Stanley Dean Witter Asia Limited	Hong Kong	1984
Morgan Stanley Dean Witter Futures (Hong Kong) Limited	Hong Kong	1988
Morgan Stanley Dean Witter Hong Kong Securities Limited	Hong Kong	1988
Morgan Stanley Dean Witter Pacific Limited	Hong Kong	1987
Morgan Stanley Services Limited	Australia	2002
MSDW-JL Holdings I Limited	Cayman Islands	1998
Morgan Stanley Canmore Limited	Cayman Islands	2001
Morgan Stanley Caledonia Limited	Cayman Islands	2001
Swilken Limited	Cayman Islands	2001
Morgan Stanley Japan (Holdings) Ltd.	Cayman Islands	1984
City Forum Capital Limited	Cayman Islands	2001
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands	2000
Morgan Stanley Nippon Securities Limited	Cayman Islands	2000
Morgan Stanley Japan Limited	Hong Kong	1993
MSDW-JL Holdings II Limited	Cayman Islands	2000
Morgan Stanley Japan Limited	Cayman Islands	1999
MS Capital Cayman Ltd.	Cayman Islands	1997
MS Remora Ltd.	Cayman Islands	2002
MSDW Birkdale Limited	Cayman Islands	2000
MSDW Portrush Limited	Cayman Islands	2000
MSDW (Holdings) III Limited	Cayman Islands	2001
Morgan Stanley Credit Services Japan Limited	Cayman Islands	2001
MSDW Muirfield Limited	Cayman Islands	2000
MSDW Lytham Limited	Cayman Islands	2000
Morgan Stanley Asset & Investment Trust Management Co., Limited	Japan	1987
Morgan Stanley Asset Management S.A.	Luxembourg	1988
Morgan Stanley (Australia) Holdings Pty	Australia	2002
Morgan Stanley B.V.	The Netherlands	2001
Morgan Stanley Canada Limited	Canada	1982
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg	1993
Morgan Stanley Capital SA	France	1989
Morgan Stanley Dean Witter Asia (China) Limited	Hong Kong	1991
Morgan Stanley Dean Witter Asia (Taiwan) Ltd.	Rep. of China	1990
Morgan Stanley Dean Witter Australia Finance Limited	Australia	1999
Morgan Stanley Dean Witter Australia Limited	Australia	1989
Morgan Stanley Dean Witter Australia Securities Limited	Australia	1997
Morgan Stanley Dean Witter Australia Securities (Nominee) Pty Limited	Australia	1999
SerCo Solutions Pty Limited	Australia	2001
MSDW Finance (Netherlands) BV	The Netherlands	2000
Morgan Stanley Dean Witter Hong Kong Nominees Limited	Hong Kong	1988
Morgan Stanley Dean Witter Mauritius Company Limited	Mauritius	1993
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands	1995
Morgan Stanley India Securities Private Limited *	India	1995
JM Morgan Stanley Securities Private Limited *	India	1998
Morgan Stanley Investment Management Private Limited *	India	1993
Morgan Stanley Dean Witter Sociedade Gestora de Participaçoes Sociais, Lda	Portugal	2000
Morgan Stanley—Portugal—Sociedade Gestora de Fundos de Investimento Mobiliário, S.A.	Portugal	2001
Morgan Stanley Dean Witter (Thailand) Limited	Thailand	1997
Morgan Stanley (España), S.A.	Spain	1998
Morgan Stanley Bank AG	Germany	1986
Morgan Stanley International Insurance Ltd.	Bermuda	1995
Morgan Stanley International Limited	England & Wales	1998
Morgan Stanley Dean Witter Financial Holdings, LLC	Delaware	1999
Morgan Stanley Dean Witter Hong Kong Finance Limited	Hong Kong	1999

*	Minority ownership by a non-affiliate

Morgan Stanley

Subsidiaries List

As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Morgan Stanley Dean Witter UK Capital Limited	England & Wales	1999
Carysforth Investments Limited	Cayman Islands	2001
Morgan Stanley Funding Limited	Jersey, Channel Is.	1997
Morgan Stanley Funding II Limited	Jersey, Channel Is.	1999
Morgan Stanley Group (Europe)	England & Wales	1988
Delta AB 1 General Partner Limited	England & Wales	1996
Morgan Stanley JY Holdings Limited	England & Wales	2000
Morgan Stanley JY Limited	England & Wales	2001
Morgan Stanley Capital Group Limited	England & Wales	1993
Morgan Stanley Dean Witter Bank Limited	England & Wales	1999
Morgan Stanley Dean Witter Card Services Limited	England & Wales	1999
Morgan Stanley Dean Witter Trustee Limited	England & Wales	1999
Morgan Stanley (Europe) Limited	England & Wales	1993
Morgan Stanley Finance plc	England & Wales	1993
Morgan Stanley Caballa Limited	England & Wales	2001
Morgan Stanley Gastoro Limited	England & Wales	2001
Morgan Stanley Pintado Investments Limited	England & Wales	2001
Woburn IV Cooperatieve UA	The Netherlands	2002
Woburn V Cooperatieve UA	The Netherlands	2002
MSDW Corporate Holdings Limited	England & Wales	2000
MSDW Corporate Investments I Limited	Jersey, Channel Is.	1999
MSDW Corporate Investments II Limited	Jersey, Channel Is.	1999
Sunningdale Cooperatieve UA	The Netherlands	1999
Woburn Cooperatieve UA	The Netherlands	1999
Wentworth Cooperatieve U.A.	The Netherlands	2000
Morgan Stanley Investment Management Limited	England & Wales	1986
Morgan Stanley Property Management (UK) Limited	England & Wales	1987
Morgan Stanley Services (UK) Limited	England & Wales	1993
Morgan Stanley (Structured Products) Jersey Limited	Jersey, Channel Is.	1994
Morgan Stanley UK Group	England & Wales	1976
Morgan Stanley & Co. International Limited	England & Wales	1986
Morgan Stanley Dean Witter Strategic Investments Limited	England & Wales	2000
Morgan Stanley (France) SAS	France	1998
Morgan Stanley International Nominees Limited	England & Wales	1994
Morgan Stanley Mandarin Limited	England & Wales	2001
Morgan Stanley Harlequin Investments Limited	England & Wales	2001
Morgan Stanley Pintail Investments Limited	England & Wales	2001
Orangewood Cooperatieve U.A.	The Netherlands	2001
Saenredam Cooperatieve UA	The Netherlands	2001
Morgan Stanley Silvermere Limited	England & Wales	2001
Morgan Stanley Northcote Investments Limited	England & Wales	2001
Morgan Stanley Norton Investments Limited	England & Wales	2001
Bermont Co-operatieve U.A.	The Netherlands	2001
Shavano Cooperatieve UA	The Netherlands	2002
MSDW Turnberry Ltd.	England & Wales	2000
MSDW Jubilee Investments Ltd.	England & Wales	2000
Augusta Cooperatieve UA	The Netherlands	2000
MSDW Eden Investments Ltd.	England & Wales	2000
MSDW Mallard Investments Limited	England & Wales	2000
Haddington Investments Limited *	Cayman Islands	2000
MSDW Montgomerie Limited	England & Wales	2000
Woburn III Cooperatieve UA	The Netherlands	2001
MSDW Raleigh Investments Limited	England & Wales	2000
Drake Investments Limited	Cayman Islands	2001
Livingstone Investments Limited	Jersey, Channel Is.	2001
MSDW Lyle Investments Limited	England & Wales	2000
Morgan Stanley Wertpapiere GmbH	Germany	1989
Morgan Stanley & Co. Limited	England & Wales	1986
Morgan Stanley Securities Limited	England & Wales	1986
Morstan Nominees Limited	England & Wales	1986
MSDW Equity (UK) Plc	England & Wales	1998
Morgan Stanley UK Limited	England & Wales	2000
Quilter Holdings Limited	England & Wales	1995

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List

As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Foster & Brathwaite Limited	England & Wales	1987
Quilter & Co. Limited	England & Wales	1985
CIPM Nominees Limited	Jersey, Channel Is.	1988
Coastal Nominees Limited	England & Wales	1957
Coastal Nominees (International) Limited	England & Wales	1985
Commercial Trust Co. Limited	Jersey, Channel Is	1994
MS Quilter Limited	England & Wales	1989
Hawkshead Trust Nominees Limited	England & Wales	1929
Marcel Nominees Limited	England & Wales	1986
Morgan Stanley Quilter Nominees Limited	England & Wales	1937
QGCI Nominees Limited	Jersey, Channel Is.	1989
QGCI Offshore Special Selection Nominee Company Limited	Jersey, Channel Is.	1988
Quilpep Nominees Limited	England & Wales	1986
Quilter Fund Management Limited	England & Wales	1988
Quilter Investments Limited	England & Wales	1999
Quilter International Management (IoM) Limited	Isle of Man	1994
Quilter International Management Limited	Guernsey, Channel Is.	1984
MSDW Fixed Income Limited	Jersey, Channel Is.	1999
Narib Limited	Jersey, Channel Is.	1999
Willow Capital Limited	Jersey, Channel Is.	1999
MS Leasing UK Limited	England & Wales	1991
Morgan Stanley Finance (C.I.) Limited	Jersey, Channel Islands	2001
Morgan Stanley (Israel) Ltd.	Israel	2001
Morgan Stanley (Jersey) II Limited	Jersey, Channel Is.	2001
Morgan Stanley Latin America Incorporated	Delaware	1994
Morgan Stanley Dean Witter Administadora de Carteiras S.A.	Brazil	1996
Morgan Stanley Dean Witter do Brasil Ltda.	Brazil	1995
Banco Morgan Stanley Dean Witter S.A.	Brazil	1998
Morgan Stanley Financial Products Ltd.	Cayman Islands	1997
Morgan Stanley Dean Witter Corretora de Títulos e Valores Mobiliários S.A.	Brazil	2001
Morgan Stanley Uruguay Ltda.	Uruguay	2001
MSLA Advisors Incorporated	Delaware	1995
Morgan Stanley Middle East Inc.	Delaware	1997
Morgan Stanley Mortgage Servicing Ltd.	England & Wales	1997
Morgan Stanley Offshore Investment Company Ltd.	Cayman Islands	1987
Morgan Stanley SGR (Società di Gestione del Risparmio) SpA	Italy	2001
Morgan Stanley South Africa (Pty) Limited	South Africa	1994
Morgan Stanley SPV II (Cayman Islands) LLC	Cayman Islands	1996
Morgan Stanley, S.V., S.A.	Spain	1999
AB Asesores Bursátiles Cordoba, S.A. *	Spain	1992
AB Asesores Ceuta, S.L. *	Spain	1998
AB Asesores CFMB Almería, S.A.	Spain	1998
Morgan Stanley Consulting, S.A.	Spain	2000
Morgan Stanley Gestión Pensiones EGFP, S.A.	Spain	1992
Morgan Stanley Gestión SGIIC, S.A.	Spain	1987
Morgan Stanley Swiss Holdings GmbH	Switzerland	2001
Bank Morgan Stanley AG	Switzerland	1973
Fosbury Investments Cooperatieve U.A.	The Netherlands	1998
Morgan Stanley Trading Beteiligungs-GmbH	Germany	1993
Morgan Stanley Trading GmbH & Co. KG	Germany	1994
Morgan Stanley Equities GmbH	Germany	2001
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands	1996
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands	1997
MSDW Equity Financing Services (Luxembourg) S.à.r.l.	Luxembourg	2001
MSDW Investment Holdings Limited	Cayman Islands	1999
Cabot 2 Limited	England & Wales	1978
MS Cabot Inc.	Delaware	1995
MSDW Investment Holdings (US) Inc.	Delaware	1999
MSDW Investment Holdings (UK) Ltd.	England & Wales	1999
Cabot 1 Limited	England & Wales	1983
Applied Risc Technologies Limited	England & Wales	1995
MS Italy (Holdings) Inc.	Delaware	1990
MS LDC, Ltd.	Delaware	1991

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List

As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
MSDW Capital Investments Inc.	Delaware	1999
MSL Incorporated	Delaware	1976
Morgan Stanley SPV I (Cayman Islands) LLC	Cayman Islands	1996
Farlington Company	Ireland	1996
ITALSEC S.r.l.	Italy	1996
Providence DE LLC	Delaware	2000
Providence Canada Co.	Canada	2000
Providence Cayman Investments Limited *	Cayman Islands	2000
Providence DE Investments Co.	Delaware	2000
Morgan Stanley Investment Advisors Inc.	Delaware	1992
Morgan Stanley Services Company Inc.	Delaware	1994
Morgan Stanley Investment Group Inc.	Delaware	1999
Morgan Stanley Investment Management Inc.	Delaware	1980
Morgan Stanley Investment Management Holdings Inc.	Delaware	1995
Morgan Stanley Investments LP	Pennsylvania	1971
MAS Capital Management Partners, LP	Delaware	2000
Morgan Stanley AIP Funding Inc.	Delaware	2000
Morgan Stanley Alternative Investments Inc.	Delaware	2000
Morgan Stanley AIP GP LP	Delaware	2000
Morgan Stanley Alternative Investment Partners LP	Delaware	2000
Morgan Stanley AIP (Cayman) GP Inc.	Cayman Islands	2002
Morgan Stanley Comprehensive Alternatives Fund I LP	Delaware	2000
Morgan Stanley Distribution, Inc.	Pennsylvania	1992
Morgan Stanley Global Franchise Inc.	Delaware	1997
Morgan Stanley (Jersey) Limited	Jersey, Channel Is.	1986
Morgan Stanley LEF I, Inc.	Delaware	1989
Morgan Stanley Leveraged Capital Fund Inc.	Delaware	1985
Morgan Stanley Leveraged Equity Fund II, Inc.	Delaware	1987
Morgan Stanley Dean Witter Private Equity Asia Limited	Hong Kong	1992
Morgan Stanley Leveraged Equity Holdings Inc.	Delaware	1987
Morgan Stanley Market Products Inc.	Delaware	1987
Morgan Stanley Municipal Management, Inc.	Delaware	2001
Morgan Stanley Overseas Finance Ltd.	Cayman Islands	1997
Morgan Stanley Overseas Services (Jersey) Limited	Jersey, Channel Is.	1986
Morgan Stanley Products Limited	Cayman Islands	2001
Morgan Stanley Real Estate Investment Management Inc.	Delaware	1990
Morgan Stanley Real Estate Fund, Inc.	Delaware	1989
MSREF I, L.L.C.	Delaware	1995
MSREF I-CO, L.L.C.	Delaware	1995
Morgan Stanley Real Estate Investment Management II, Inc.	Delaware	1994
MSREF II-CO, L.L.C.	Delaware	1995
Morgan Stanley Realty Incorporated	Delaware	1969
BH-MS Realty Inc.	Delaware	1983
BH-MS Leasing Inc.	Delaware	1983
BH-Sartell Inc.	Delaware	1983
Brooks Harvey & Co., Inc.	Delaware	1971
Japan Realty Finance Company	Cayman Islands	1998
Japan Realty Finance Company II	Cayman Islands	2001
Morgan Stanley Properties, Inc.	Delaware	1998
Morgan Stanley Properties Germany GmbH	Germany	1999
Kearny Real Estate Company	Delaware	1998
Morgan Stanley Properties Corso Venezia S.r.l.	Italy	1999
Morgan Stanley Properties France SAS	France	2000
Morgan Stanley Properties Korea Limited	Korea	2000
MSK Management II, Ltd. *	Korea	2001
MSP China Holdings Limited	Cayman Islands	2002
MS/KTH Advisory Corp. Limited	Cayman Islands	2002
Morgan Stanley Properties Japan, K.K.	Japan	1998
Lombard Servicing Inc.	Japan	1999
Morgan Stanley Realty of California Inc.	California	1970
Morgan Stanley Realty of Illinois Inc.	Delaware	1989
Morgan Stanley Realty Japan Ltd.	Japan	1998
MSDW Canary Wharf, L.L.C.	Delaware	1999

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List

As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
Tokyo Realty Investment Company	Cayman Islands	1998
Tokyo Realty Investment Company II	Cayman Islands	2001
Morgan Stanley Securities, Inc.	Delaware	1985
MS Equity Products (Luxembourg) S.à.r.l	Luxembourg	2001
Morgan Stanley Securitization Funding Inc.	Delaware	1998
Morgan Stanley Senior Funding, Inc.	Delaware	1996
Morgan Stanley Services Inc.	Delaware	1988
Morgan Stanley Structured Products (Cayman) I Limited	Cayman Islands	1997
Morgan Stanley Structured Products (Cayman) II Limited	Cayman Islands	1997
Morgan Stanley Technical Services Inc.	Delaware	1989
Morgan Stanley Technical Services MB/VC Inc.	Delaware	1993
Morgan Stanley Tower, LLC	Delaware	2002
MS Financing Inc.	Delaware	1986
Ansett Worldwide Aviation Holdings	Delaware	1999
Alltransair Nevada, Inc.	Nevada	1986
Alltrans Nevada, Inc.	Nevada	1991
Ancon Inc.	Nevada	1991
Anfal Inc.	Nevada	1991
Angar Nevada	Nevada	1994
Ansett Worldwide Aviation, U.S.A.	Nevada	1986
Ansett Worldwide Aviation Ireland Limited	Ireland	1996
Ansett Worldwide Aviation UK Limited	England & Wales	1994
Ansett Worldwide Aviation Limited	Hong Kong	1987
Fiban Limited	Hong Kong	1991
Anzam Limited	Hong Kong	1991
Ansett Worldwide Aviation Sales Limited	Hong Kong	1989
Ansett Worldwide Aviation Netherlands B.V.	The Netherlands	1992
Ansett Worldwide Aviation Services, Inc.	New York	2000
Ansett Worldwide Aviation Services Pty Limited	Australia	1993
Ansett Worldwide (Operations) Pty Limited	Australia	2000
Ansett Worldwide (UK) Limited	England & Wales	2001
AWMS (Delaware) Inc.	Delaware	2000
AWMS (Sweden) AB	Sweden	2000
AWMS (UK) Limited	England & Wales	2000
AWMS (Celtic) Limited	Ireland	2000
Cabot Aircraft Services Limited	Ireland	1997
Eplane Research Limited	Ireland	2000
Calapooia Air Limited	Hong Kong	1987
Deschutes Air, Inc.	Nevada	1992
Nordstress Limited	Hong Kong	1982
Nordstress (Singapore) Pte Limited	Singapore	1992
Siletz Air Limited	Hong Kong	1987
Ansett Finance (Europe) B.V.	The Netherlands	1967
Ansett Worldwide Aviation Equipment	Hong Kong	1990
Siuslaw Air, Inc.	Nevada	1990
Corso Marconi Immobiliare LLC	Delaware	1999
Corso Marconi Immobiliare 2 Limited Liability Company	Delaware	1999
G.H.Y. Capital II B.V.	The Netherlands	1999
Morgan Stanley 750 Building Corp.	Delaware	1994
G.H.Y. Capital B.V.	The Netherlands	1998
Hybrid Capital Y.K.	Japan	2000
MSDW LTCP, L.L.C.	Delaware	1998
MSDW 745, LLC	Delaware	1998
MS Harrison LLC	Delaware	2002
MS Tokyo Properties Ltd.	Japan	1989
Morgan Stanley Trust	Federal Charter	1996
Morgan Stanley Venture Capital Inc.	Delaware	1984
Morgan Stanley Venture Capital II, Inc.	Delaware	1992
Morgan Stanley Venture Capital III, Inc.	Delaware	1996
Morgan Stanley Ventures Inc.	Delaware	1984
Morstan Development Company, Inc.	Delaware	1971
Moranta, Inc.	Georgia	1979
Porstan Development Company, Inc.	Oregon	1982

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List
As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
MSAM Holdings II, Inc.	Delaware	1996
Van Kampen Investments Inc.	Delaware	1992
Van Kampen Advisors Inc.	Delaware	1974
Van Kampen Asset Management Inc.	Delaware	1936
Van Kampen Funds Inc.	Delaware	1974
Van Kampen Exchange Corp.	California	1975
Van Kampen Investment Advisory Corp.	Delaware	1982
Van Kampen Investor Services Inc.	Delaware	1987
MSBF Inc.	Delaware	1995
MS Capital Holdings Inc.	Delaware	1997
Morgan Stanley Capital (Delaware) L.L.C.	Delaware	1997
MSEOF, Inc.	Delaware	2002
MSEOF Management LLC	Delaware	2002
MSEOF Manager SARL	Luxembourg	2002
MS Kasko LLC	Delaware	2002
Morgan Stanley Kristinestad Limited	Cayman Islands	2002
MS Rauma Inc.	Delaware	2002
North European Credit Inc.	Delaware	2002
North European Funding LLC *	Delaware	2002
MSCP III Holdings, Inc.	Delaware	1994
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands	2001
MSDW Carnoustie LLC	Delaware	2000
MSDW Gleneagles Limited	Cayman Islands	2000
MSDW Capital Partners IV, Inc.	Delaware	1998
MSDW Capital Trust I	Delaware	1998
MSDW Credit Products Inc.	Delaware	2001
Morgan Stanley Credit Products Ltd.	Cayman Islands	1998
MSDW CPIV Holdings, Inc.	Delaware	1998
MSDW EFS Holdings Inc.	Delaware	2000
MSDW Emerging Equity, Inc.	Delaware	2000
MSDW Fixed Income Ventures Inc.	Delaware	2000
Morgan Stanley BrokerTec Holdings Inc.	Delaware	2001
MSDW BondBook Ventures Inc.	Delaware	2000
MSDW International Employee Services LLC	Delaware	1998
MSDW Markets Inc.	Delaware	2000
MSDW Nederland B.V.	The Netherlands	2000
MSDW Oak, LLC	Delaware	2000
MSDW Birch (Cayman) Limited	Cayman Islands	2000
Maple JV, LLC	Delaware	2000
Sycamore II, Inc.	Delaware	2001
Elder, LLC	Delaware	2001
Maple Finance, Inc.	Delaware	2000
MSDW Offshore Equity Services Inc.	Delaware	1998
Morgan Stanley Hedging Co. Ltd.	Cayman Islands	2002
MSDW Equity Finance Services I (Cayman) Ltd.	Cayman Islands	1998
MSDW Equity Investments Limited	Cayman Islands	1999
MSDW Offshore Equity Services (Korea) Inc.	Delaware	1999
MSDW OIP Investors, Inc.	Delaware	2000
MSDW PE/VC Holdings, Inc.	Delaware	2000
MSDW-Pioneer GP, Inc.	Delaware	2000
MSDW-Pioneer LP , Inc	Delaware	2000
MSDW Private Equity, Inc.	Delaware	2000
MSDW Real Estate Special Situations II, Inc.	Delaware	1999
MSDW Real Estate Special Situations II-A Dutch Manager, B.V.	The Netherlands	2000
MSDW Real Estate Special Situations II-B Dutch Manager, B.V.	The Netherlands	2000
MSDW Real Estate Special Situations II-C Dutch Manager, B.V.	The Netherlands	2000
MSDW Strategic Ventures Inc.	Delaware	2000
MS Structured Asset Corp.	Delaware	1998
MS Synfuels II, Inc.	Delaware	1998
MSDW Synfuels III, Inc.	Delaware	1998
MSDW Venture Partners IV, Inc.	Delaware	1999
MSDW VP IV Holdings, Inc.	Delaware	1999
MSGEM Holdings, Inc.	Delaware	2000

*	Minority ownership by a non-affiliate.

Morgan Stanley

Subsidiaries List
As on 30 November 2002

Entity Name Indentations indicate ownership.	Jurisdiction of Incorporation or Formation	Year of Incorporation or Formation
MS Holdings Incorporated	Delaware	1995
MSIT Holdings, Inc.	Delaware	1996
SL Partners MD Side Fund, LLC	Delaware	1999
MS 10020, Inc.	Delaware	1994
MS 10036, Inc.	Delaware	1996
MS Lion LLC	Delaware	2002
Oncilla LLC*	Delaware	2002
MS Leopard Inc.	Delaware	2002
Puma JV LLC	Delaware	2022
Jaguarundi Inc.	Delaware	2002
MS Lynx Ltd.	Cayman Islands	2002
MS Tiger Ltd.	Cayman Islands	2002
MS Real Estate Mezzanine Advisor, Inc.	Delaware	2002
MS Real Estate Special Situations Inc.	Delaware	1997
MS Real Estate Special Situations GP Inc.	Delaware	1997
MSREF II, Inc.	Delaware	1994
MSREF II, L.L.C.	Delaware	1995
MSREF III, Inc.	Delaware	1997
MSREF IV, Inc.	Delaware	2000
MSREF IV Funding, Inc.	Delaware	2000
MSREF IV Funding Partner, Inc.	Delaware	2000
MS Revel EFS LLC	Delaware	2000
D&A Limited	Cayman Islands	2001
D&E Limited	Cayman Islands	2001
D&S Limited	Cayman Islands	2001
D&Y Limited	Cayman Islands	2001
D&Z Limited	Cayman Islands	2002
MS Synfuels, Inc.	Delaware	1998
MS Technology Holdings, Inc.	Delaware	1997
MSUH Holdings I, Inc.	Delaware	1996
MSUH Holdings II, Inc.	Delaware	1996
MS SP Urban Horizons, Inc.	Delaware	1996
MS Urban Horizons, Inc.	Delaware	1994
MS Venture Capital (Japan) Inc.	Delaware	1989
MSVP 2002 Holdings, Inc.	Delaware	2001
MSVP 2002, Inc.	Delaware	2001
MSVP 2001 Fund Inc.	Delaware	2001
One Water Corporation	Massachusetts	1985
Open Road Airways, Inc.	Delaware	1998
Pettingell LLC	Delaware	2002
PG Holdings, Inc.	Delaware	1991
PG Holdings III, Inc.	Delaware	2000
PG Investors, Inc.	Delaware	1991
PG Investors II, Inc.	Delaware	1996
PG Investors III, Inc.	Delaware	2000
Pierpont Power, Inc.	New York	1987
Providence DE Funding Co.	Delaware	2000
Providence DE Investments LLC	Delaware	2001
Providence DE Holdings Co.	Delaware	2000
Providence Cayman Holdings Limited	Cayman Islands	2000
Reynolds Securities Inc.	Delaware	1978
Romley Computer Leasing Inc.	Delaware	1985
Strategic Investments I, Inc.	Delaware	1996
MSDW Equity Investments II Limited	Cayman Islands	2000
NRG360 Limited	England & Wales	2000
Tempo-GP, Inc.	Delaware	1986
Tempo-LP, Inc.	Delaware	1986
Zephyr (Cayman) Limited	Cayman Islands	1999

*	Minority ownership by a non-affiliate.